UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 25, 2019

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’ Brien Drive, Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 1, 2018, Pacific Biosciences of California, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Illumina, Inc. (“Illumina”) and FC Ops Corp., a wholly owned subsidiary of Illumina (“Merger Subsidiary”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Illumina

On September 25, 2019, the Company, Illumina and Merger Subsidiary entered into Amendment No. 1 (the “Amendment”) to the Merger Agreement. The Amendment, among other things, extends the End Time (as defined in the Merger Agreement) to December 31, 2019, subject to Illumina’s unilateral right to extend the End Time to March 31, 2020. In addition, the Amendment provides that Illumina will make cash payments to the Company of $6 million on or before each of October 1, 2019, November 1, 2019 and December 2, 2019. If Illumina elects to extend the End Time, then Illumina will make cash payments to the Company of $6 million on or before each of January 2, 2020, and March 2, 2020, and a cash payment of $22 million on or before February 3, 2020. The Company will use these payments, which are collectively referred to as the “Continuation Advances,” to fund its continuing operations. Up to the full amount of the Continuation Advances actually paid to the Company are repayable without interest if (1) the Merger Agreement is terminated and (2) within two years of termination, the Company enters into certain change-of-control transactions with a third party or raises at least $100 million in equity or debt financing in a single transaction (with the amount repayable dependent on the amount raised by the Company).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Agreement and Plan of Merger dated as of November 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Stephen M. Moore
Stephen M. Moore
Vice President, General Counsel and Corporate Secretary

Date: September 25, 2019